Exhibit 10.8


                        CONSOLIDATED FREIGHTWAYS CORPORATION (CFC)
                            Restricted Stock Award Agreement

                                 EXECUTIVE SUMMARY


        Summary

        The following is a summary of the terms of the Restricted Stock Award granted to you effective December 2, 1996. Please see the enclosed Restricted Stock Award Agreement, the 1996 Stock Option and Incentive Plan and Prospectus for more detailed information. This is merely a Summary and the Agreement and the Plan are the controlling documents.

        Please sign and return a copy of the Agreement to Stephen D.
        Richards, Senior Vice President and General Counsel, 175
        Linfield Drive, Menlo Park, CA 94025, together with the three
        (3) stock powers enclosed. The stock powers are necessary to transfer the stock to you upon lapse of restrictions or back to CFC if any of the stock is forfeited. If you have any questions concerning your Restricted Stock Award, you should call Steve Richards at (415) 326-1700.

        Restricted Stock Award

        CFC Common Stock issued in your name, but held in trust until delivery to you upon lapse of restrictions specified in the Restricted Stock Agreement, or until forfeiture to CFC if you do not continue to work for CFC or a subsidiary for up to three years or if the stock does not increase in value within five years, as required by the Agreement.

        Base Price

        $7.475 per share (average closing price of the stock for the first five days after the independence of CFC).

        Lapse of Restrictions

        Stock restricted and subject to forfeiture until:

                (1) one-third of stock award -- employed by CFC or a subsidiary until December 2, 1997 and the stock thereafter trades at an average of 120% or more of its Base Price (i.e., $8.97 per share) for ten consecutive trading days;

                (2) additional one-third of stock award -- employed until December 2, 1998 and stock thereafter trades at an average of 140% or more of its Base Price (i.e., $10.465 per share) for ten consecutive trading days, and

                (3) last one-third of stock award -- employed until December 2, 1999 and stock thereafter trades at an average of 160% or more of its Base Price (i.e., $11.96 per share) for ten consecutive trading days.

        Early Lapse of Restrictions

                Restrictions on continued employment or service (but not increase in stock price) lapse earlier than described above in the event of:

                (1)     death;

                (2) three months of Disability, as defined in the CFC long-term disability plan then in effect; or

                (3)     termination of employment or service by CFC or a
                            subsidiary for other than Cause.

        However, if such event should occur before December 2, 1997, you would only have an opportunity to receive the first one-third of your Restricted Stock, assuming the stock thereafter trades at or above an average of $8.97 per share for ten consecutive trading days. If such event should occur on or after December 2, 1997, but before December 2, 1998, you would only have an opportunity to receive the first two-thirds of your Restricted Stock, assuming the stock thereafter trades at or above an average of $8.97 per share for the first one-third and $10.465 per share for the second one-third for ten consecutive trading days.

        Forfeiture

        Restricted Stock forfeited and returned to the Company if restrictions have not lapsed upon the earliest of the following circumstances:

                (1)     termination of employment for Cause;

                (2)     voluntary termination of employment;

                (3)     December 2, 2001 (five years from the date of
                                grant);

                (4) one year from termination of employment by CFC or a subsidiary other than for Cause; or

                (5)     one year from date of death or Disability.


        Tax Consequences

        Ordinary income tax on lapse of restrictions.






                        Consolidated Freightways Corporation

                    Restricted Stock Award and Deferral Agreement
                                (Senior Executive)


                        This Agreement, dated as of December 2, 1996, is between Consolidated Freightways Corporation ("CFC") and
        (the "Grantee").

                CFC and the Grantee agree as follows:

                I.   Award of Stock.

                        A) Pursuant to the terms of the Consolidated Freightways Corporation 1996 Stock Option and Incentive Plan
       ("the Plan"), the Company hereby grants to the Grantee shares of CFC's Common Stock (the "Common Stock"), subjectto the terms, conditions and restrictions of this Agreement and the Plan.

                        B) The Grantee shall be entitled to receive any shares of Common Stock or other securities or property distributable as a stock dividend on, or as a result of any stock split, combination, exchange of shares, reorganization, merger, consolidation or otherwise with respect to the Common
        Stock granted under this Agreement. Such dividends and distributions, including any subsequent dividends or distributions thereon and the Common Stock granted under this Agreement are referred to as Restricted Stock".

                        C) The Grantee shall also be entitled to receive any cash dividends on the Restricted Stock (the "Cash Dividends").


                II.   Restrictions

                                "Closing Price" for any day means (i) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of such class of stock on the principal securities exchange of which such class of stock is listed, or (ii) if not so listed or traded, the last reported sales price of Common Stock on the National Market System of the National Association of Securities Dealers, Inc., Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices then in common use, or (iii) if not, quoted the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for such class of stock on at least 5 of the 10 preceding days. If the Common Stock is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) in the preceding sentence if bid and asked quotations are reported but actual transactions are not. If none of the conditions set forth above is met, the closing price of Common Stock on any day or the average of such closing prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. selected by CFC.

                                "Base price" means $7.475, the average
        Closing Price of the CFC Common Stock on the 1st through and including the 5th trading day following the date of this Agreement.

                        A)      The Restricted Stock and the Cash
        Dividends shall be restricted and subject to forfeiture until the occurrence of the following events:

                                1)  As to one-third of the Restricted
        Stock and any related Cash Dividends, (a) the Grantee shall continue to be actively employed full-time by CFC or a subsidiary or actively serve as a member of the CFC Board of Directors for a period of one year from the date of this Agreement, and (b) the average Closing Price of CFC Common Stock for a period of ten consecutive trading days commencing after the first anniversary date of this Agreement shall equal or exceed 120% of the Base Price of CFC Common Stock.


                                2) As to an additional one-third of the
        Restricted Stock and any related Cash Dividends, (a) the Grantee shall continue to be actively employed full-time by CFC or a subsidiary or actively serve as a member of the CFC Board of Directors for a period of two consecutive years from the date of this Agreement, and (b) the average Closing Price of CFC Common Stock for a period of ten (10) consecutive trading days commencing after the second anniversary date of this Agreement shall equal or exceed 140% of the Base Price of CFC Common Stock.

                                3) As to the last one-third of the
        Restricted Stock and any related Cash Dividends, (a) the Grantee shall continue to be actively employed full-time by CFC or a subsidiary or actively serve as a member of the CFC Board of Directors for a period of three consecutive years from the date of this Agreement, and (b) the average Closing Price of CFC Common Stock for a period of ten (10) consecutive trading days commencing after the third anniversary date of this Agreement, shall equal or exceed 160% of the Base Price of CFC Common Stock.



                        B)      The restriction on continued employment
        with CFC or service on the CFC Board of Directors shall lapse sooner on termination of employment or service by CFC for other than "Cause", or by reason of death or Disability that extends more than three consecutive months. Thereafter, the restrictions related to the price of CFC Common Stock shall lapse upon attainment of the required appreciation increase over the Base Price without regard to anniversary dates; provided, however, for employment or service of less than one year, Grantee shall be limited to one-third of the Restricted Stock, and for service of one year or more, but less than two years, Grantee shall be limited to two-thirds of the Restricted Stock, even if the required increase(s) over the Base Price is achieved for the next one-third or two-thirds of the grant. Any other Restricted Stock and related Cash Dividends shall immediately be forfeited.

        The Compensation Committee of the CFC Board of Directors shall determine in its sole discretion prior to or within ninety (90) days of termination of the Grantee whether such termination by the Company is for Cause. Cause shall mean (i) the failure, neglect or refusal by Grantee to perform his duties, functions or responsibilities as an employee or director of the Company,
        (ii) Grantee's commission of such acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude or (iii) any other comparable reason which the Committee, in the exercise of reasonable business judgment, considers to constitute Cause. "Disability" shall mean disability as defined under CFC's long-term disability plan then in effect, or if there is no plan in effect, as determined by the Committee in its sole discretion. Any decision by the Committee under this Agreement shall be final and binding on the parties to this Agreement. Such Committee's decision shall not be bound by the prior decisions of the Committee.

                        C)      All restrictions shall lapse sooner
        upon a Change of Control as defined in the Plan unless otherwise determined by the Committee prior to the occurrence thereof.
        Until the restrictions lapse and during the period the Restricted Stock and Cash Dividends are held in trust pursuantto Section IV below the Grantee shall not be permitted to sell, pledge, assign, convey, transfer or other wise alienate or hypothecate such Restricted Stock and Cash Dividends.

                        D) Each certificate issued to represent any Restricted Stock (and any certificate issued in exchange or substitution for any such Certificate) shall bear the following (or substantially equivalent) legend:

                        "The transfer of these securities is subject to restriction set forth in a certain Restricted Stock Award and Deferral Agreement, dated as of December 2, 1996, a copy of which is available for inspection at the office of the Corporation."

                        E)      Any attempt to dispose of shares of
        Restricted Stock and Cash Dividends in contravention of the terms, conditions and restrictions set forth in this Agreement, irrespective of whether the certificate representing such shares contains the legend described in the section above, shall be ineffective, and any disposition of such Restricted Stock or Cash Dividends purported to be effected thereby shall be void.


                III.    Forfeiture

                        Grantee shall forfeit the Restricted Stock and Cash Dividends as to which the restrictions have not lapsed upon the occurrence of the earliest of the following circumstances:

                      1) termination of employment or service
                         on the CFC Board of Directors by CFC
                         or a subsidiary for Cause;

                      2) voluntary termination of employment
                         or service with CFC or a subsidiary by Grantee;

                      3) five years from the date of this Agreement;

                      4) one year from termination of employment or
                         service by CFC or a subsidiary other than for Cause;

                      5) one year from the date of death or Disability.

        In any such case, all right, title and interest of the Grantee in such Restricted Stock shall thereupon cease; and all right, title and interest in and to such Restricted Stock and Cash Dividends shall vest in CFC, with no compensation or consideration to the Grantee.

                IV.     Trust

                        A)      CFC shall establish and maintain a
        grantor trust of CFC ("the Trust") to hold the Restricted Stock and Cash Dividends awarded to the Grantee under this Agreement. The assets of the Trust shall be segregated from the general assets of CFC but shall continue to be subject to the claims of the general creditors of CFC as long as such assets are held in the Trust. The Grantee shall have no beneficial interest in the Trust prior to the lapse of restrictions set forth above or, if applicable, the expiration of the Deferral Period(s) (as defined below).

                        B)      Effective as of the date of this
        Agreement (and, with respect to Restricted Stock, any subsequent date on which shares of Restricted Stock become distributable with respect to the initial award ), CFC shall issue certificates representing the Restricted Stock awarded to the Grantee to the trustee of the Trust ("the Trustee"). The Trustee shall continue to hold the Restricted Stock and Cash Dividends paid thereon until the lapse of applicable restrictions.

                        C)      CFC shall furnish the Grantee with a
        schedule (the "Investment Schedule") listing the investment alternatives available for purposes of the Grantee electing an investment alternative (the "Reinvestment Election") for the reinvestment of dividends. The Investment Schedule will specify the investment alternative which will be the "Default Investment." The initial investment schedule is attached hereto as Exhibit A. CFC may amend the Investment Schedule, from time to time, in its sole discretion. The Grantee shall make an initial Reinvestment Election within thirty (30) days of a request to do so by CFC. The Grantee may amend the Reinvestment Election once per quarter, by presenting the Trustee and CFC with written notice of such change. Such changed election shall become effective on the first business day of the following quarter, or upon an amendment to the Investment Schedule.

                        D) Cash Dividends received by the Trustee on Restricted Stock shall be reinvested promptly in accordance with the Reinvestment Election made by the Grantee. If the Grantee has failed to make such an election or if the Trustee determines, in its sole discretion, that the investment relating to such Reinvestment Election cannot be made, the Trustee shall reinvest the dividends in the Default Investment.

                        E)      The Trustee shall distribute the
        Restricted Stock and Cash Dividends to the Grantee the later of thirty (30) days following the lapse of restrictions as provided above or expiration of the Deferral Period(s), if any, as provided below.


                V.      Deferral Election

                        A) Within forty-five (45) days of the date of this Agreement, the Grantee may elect to defer the receipt of all or part of the Restricted Stock and Cash Dividends otherwise distributable to Grantee upon lapse of restrictions by signing and returning to CFC a copy of the election form attached to this Agreement indicating the Restricted Stock deferred and period(s) of deferral ("Deferral Period(s)").

           B)      During the Deferral Period, the
        Restricted Stock and Cash Dividends shall continue to be held in the Trust and administered by the Trustee in accordance with the same terms and conditions set forth in Section IV including without limitation, that the assets of the Trust shall continue to be (i) segregated from the general assets of CFC and subject to the claims of the general creditors of CFC and (ii) the Grantee shall continue to have no beneficial interest in the Trust prior to the lapse of the Deferral Period(s). Once the Grantee has made a deferral election, such election shall be irrevocable. During the Deferral Period while the Restricted Stock is held in trust, Grantee shall have no rights as a shareholder, including the right to vote such stock. The stock will be voted by the trustee in the same ratio as the general vote of shareholders.

                        C)      If the Grantee experiences an
        Unforeseeable Financial Emergency (as defined below), the
        Grantee may petition the Compensation Committee of the Board of Directors to receive a partial or full Distribution from the Trust prior to the expiration of the Deferral Period(s). The Committee may, in its sole discretion, accept or deny such petition. Any distribution shall not exceed the amount reasonably needed to satisfy the Unforseeable Financial Emergency. If the petition for a distribution is approved, any distribution shall be made within sixty (60) days of the date of approval. "Unforeseeable Financial Emergency" means an unanticipated emergency that is caused by an event beyond the control of the Grantee that would result in severe financial hardship to the Grantee resulting from (i) sudden and unexpected illness or accident of the Grantee or a dependent of the Grantee,
        (ii) a loss of the Grantee's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee, all as determined in the sole discretion of the Committee.


                VI.     Miscellaneous

                        A) This Agreement may not be modified or amended, and any provision hereof may not be waived, except pursuant to a written agreement signed by CFC and the Grantee. Any such modification, amendment, or waiver signed by, or binding upon, the Grantee shall be valid and binding upon any and all persons or entities who may, at any time, have or claim any rights under or pursuant to this Agreement in respect of the Restricted Stock or Cash Dividends. No waiver of any breach or default hereunder shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

                        B) Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of CFC, its successors, assigns, and the Grantee and the Grantee's heirs, personal representatives, successors and assigns; provided, however, that nothing contained herein shall be construed as granting the Grantee the right to receive from the Trust, or cause the Trustee to make a distribution for the benefit of the Grantee, any Restricted Stock or Cash Dividends prior to the lapse of restrictions hereunder, or if applicable, the Distribution Date(s).

                        C) If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

                        D)      This Agreement may be executed in
        counterparts, all of which taken together shall be deemed one original.

                        E) This Agreement shall be deemed to be a contract under the laws of the State of California and for all purposes shall be construed and enforced in accordance with the internal laws of said state without regard to the principles of conflicts of law thereof.

                        F)      Unless otherwise defined herein, all
        capitalized terms as used throughout this Agreement have the same meaning as such capitalized terms when used in the Plan.

                        G) Grantee shall pay to CFC any applicable FICA, income or other payroll taxes on Restricted Stock grants, when due, upon demand. CFC or a subsidiary may withhold such amounts, if necessary, from any fees, salary, bonus, or other amounts payable by CFC or a subsidiary to Grantee to pay any applicable taxes on Grantee for which CFC or subsidiary is required to pay to taxing authorities.

                        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year above first written.


                                    CONSOLIDATED FREIGHTWAYS CORPORATION



                                        By:/s/Stephen D. Richards

                                        Name: Stephen D. Richards
                                        Title:Senior Vice President and
                                              General Counsel

                                        GRANTEE



                                        By:
                                        Name:
                                        Title:

                               Cash Deferral Election

                        First One-Third of Restricted Stock
                            One-Year Service Requirement

                I elect to defer receipt of                       Shares
of Restricted Stock (not more than one-third of your total award) and related distributions of Restricted Stock and Cash Dividends thereon upon lapse of restrictions specified in the Agreement, divided as directed below:

        Please distribute my cash and related distributions and earnings to me as follows:

                1.      Pre-Retirement

                        I elect to receive my cash as follows:

                                % within 60 days of January 1,
                (must be a year 1999 or later)

                                % within 60 days of January 1,
                (must be a year 1999 or later)

                                % within 60 days of January 1,
                (must be a year 1999 or later)

                                % within 60 days of January 1,
                (must be a year 1999 or later)

                                % within 60 days of January 1,
                (must be a year 1999 or later)

        AND/OR;

                2.      Post-Retirement

                                I elect to receive cash with respect to
        _______ %, payable within 60 days of retirement under the CFC pension plan then in effect;

                                I elect to receive cash with respect
        to_______ % in quarterly installments over (select one)
        2.5 years, ______ 5 years, ______ 10 years,  ______ 15 years, beginning with the first quarter following my retirement under the CFC pension plan.

        NOTE: If restrictions have not lapsed at the time you elected to receive a distribution, the distribution will be delayed until the applicable restrictions have lapsed.

Percentages in the blanks for sections 1 and 2 should total  100%.


                              ________________________________
                                        Signature



                                Cash Deferral Election

                        Second One-Third of Restricted Stock
                           Two-Year Service Requirement

                I elect to defer receipt of                       Shares
of Restricted Stock (not more than one-third of your total award) and related distributions of Restricted Stock and Cash Dividends thereon upon lapse of restrictions specified in the Agreement, divided as directed below:

        Please distribute my cash and related distributions and earnings to me as follows:

                1.      Pre-Retirement

                                I elect to receive my cash as follows:

                                % within 60 days of January 1,
        (must be a year 2000 or later)

                                % within 60 days of January 1,
        (must be a year 2000 or later)

                                % within 60 days of January 1,
        (must be a year 2000 or later)

                                % within 60 days of January 1,
        (must be a year 2000 or later)

                                 % within 60 days of January 1,
        (must be a year 2000 or later)
                AND/OR;

                2.      Post-Retirement

                                I elect to receive cash with respect to
        _______ % payable within sixty (60) days of retirement under the CFC pension plan then in effect;

                                I elect to receive cash with respect to
        _______% in quarterly installments over (select one)
        2.5 years, ______ 5 years, ______ 10 years,  ______ 15 years, beginning with the first quarter following my retirement under the CFC pension plan.

        NOTE: If restrictions have not lapsed at the time you elected to receive a distribution, the distribution will be delayed until the applicable restrictions lapse.
        Percentages (%) in the blanks for sections 1 and 2 should total
        100%.


                                        _________________________
                                        Signature


                        Cash Deferral Election

                 Third One-Third of Restricted Stock
                  Three-Year Service Requirement

                I elect to defer receipt of                       Shares
        of Restricted Stock (not more than one-third your total award) and related distributions of Restricted Stock and Cash Dividends thereon upon lapse of restrictions specified in the Agreement, divided as directed below:

        Please distribute my cash and related distributions and earnings to me as follows:

                1.      Pre-Retirement

                                I elect to receive my cash as follows:

                                % within 60 days of January 1,
         (must be a year 2001 or later)

                                % within 60 days of January 1,
         (must be a year 2001 or later)

                                % within 60 days of January 1,
         (must be a year 2001 or later)

                                % within 60 days of January 1,
         (must be a year 2001 or later)

                                % within 60 days of January 1,
         (must be a year 2001 or later)
                AND/OR;

                2.      Post-Retirement

                                I elect to receive cash with respect to
        _______ % payable within sixty (60) days of retirement under the CFC pension plan then in effect;

                                I elect to receive cash with respect to
        _______ % in quarterly installments over (select one)
        2.5 years, ______ 5 years, ______ 10 years,  ______ 15 years, beginning with the first quarter following my retirement under the CFC pension plan.

        NOTE: If restrictions have not lapsed at the time you elected to receive a distribution, the distribution will be delayed until the applicable restrictions lapse.
        Percentages (%) in the blanks for sections 1 and 2 should total
        100%.

                                        _____________________________
                                        Signature
        NOTES:

                A. Death In the event Grantee should die before receipt of all pre-retirement and post-retirement distributions, any remaining distributions will be made within sixty (60) days of the Committee's receiving proof of the Grantee's death, unless the Committee, in its sole discretion, determines to continue Distributions according to the original election of the Grantee.

                B.      Disability   In the event the Committee
        determines that the Grantee is suffering from a Disability, distributions will be made in accordance with the original election of Grantee, unless the Committee, in its sole discretion, determines, at any time, to distribute any remaining distributions immediately.

                C.      Change in Control   In the event the Grantee's
       employment or service is terminated within one year of a Change of Control and notwithstanding any elections made by the Grantee, all distributions will be made within twenty (20) days of such termination of employment or service.

                D.      Committee Discretion   The Committee may, in its
        sole discretion, and notwithstanding any elections by the Grantee, make all or part of the distributions at an earlier time.

E.      Taxation   If, for any reason, all or any portion of a Grantee's
        deferral becomes taxable to Grantee prior to distribution, a Grantee may petition the Committee for a distribution sufficient to meet Grantee's tax liability (including additions for penalties and interest.) The Committee shall not unreasonably withhold its approval of such petition. In the event of approval of the petition, such distribution shall be made within ninety
        (90) days of the submission of the petition.

                F.      Form of Distribution   Distributions shall be
      made pro rata in Restricted Stock and investments based on the value on, or about the distribution date, of the Restricted Stock and investments made pursuant to the Investment Schedule, as determined by the Committee in its sole discretion. Investments made pursuant to the Investment Schedule shall be liquidated and such distributions made in cash.

                G.      Legal Fees   If CFC or Grantee's employer fails
      to comply with its obligations under the Plan or the Agreement, takes any action to declare the Plan or Agreement void or unenforceable, institutes litigation or other action to deny, diminish or recover from Grantee the benefits intended to be provided, then Grantee may retain legal counsel of his/her choice and CFC agrees to pay reasonable legal fees and expenses of Grantee, provided Grantee prevails.

                H.      Short Swing Profits   If Grantee elects
      to make a deferral of Restricted Stock in cash and if Grantee is subject to Section 16(b) of the Securities Exchange Action of 1934 at the time that deferred Restricted Stock will be converted to cash, pursuant to Grantee's election, then, if then applicable, such sale shall be automatically deferred for such period of time as shall be necessary to avoid a short-swing profit liability to Grantee because of a purchase of Common Stock within the prior six months.

                I.      Interpretation of Deferral   Notwithstanding
      anything herein to the contrary, the restricted stock awards and deferrals shall be construed to conform to any applicable rules, regulations, and interpretations to the extent necessary to defer the incurrence of state or federal income tax until actual distribution to Grantee.

                J. Issuance of Stock In no event shall any Common Stock be issued to Grantees who make a deferral election unless and until distributed to Grantee under the terms of the deferral. Grantees who defer in cash shall have no right to be issued Common Stock or any evidence of ownership.

                K.      Cash Deferrals   As to any deferral of the stock
       award in cash, an unfunded account will be established by CFC at the time restrictions lapse in an amount equal to the closing price of the shares of Common Stock deferred on such date. On each December 31, the account will be credited with a return (pro-rated for a partial year) equal to the Moody's Seasoned Corporate Bond Rate as defined in the Deferred Compensation Plan for Executives, most currently published prior to the last day of November preceding that year.

        Consolidated Freightways Corporation
        1996 Stock Option and Incentive Plan
        Beneficiary Designation Form
        ===========================================================

        The undersigned, a Grantee in the above-captioned plan ("the Plan"), hereby designates as Primary Beneficiary(ies) and Contingent Beneficiary(ies) under that Plan the following persons:
        (Please attach additional sheets if necessary).

        Primary Beneficiary(ies)

        Name    Relationship    Date of Birth   Social Security No.
        1)
        2)
        3)
        4)



        Contingent Beneficiary(ies)

        Name    Relationship    Date of Birth   Social Security No.
        1)
        2)
        3)
        4)


This Beneficiary Designation is effective until the Grantee files another such designation and that Beneficiary Designation is acknowledged and accepted by the Committee. Any previous Beneficiary Designations under the Plan are hereby revoked.


Date                                                    (Signature of Grantee)
(Type or Print Name)

        ACKNOWLEDGED AND ACCEPTED:




Date                                        Signature of Administrator




        Consolidated Freightways Corporation
        1996 Stock Option and Incentive Plan
        Spousal Consent Form
        ===========================================================

If you should designate as primary beneficiary someone other than your current spouse, a consent of your spouse is necessary.

I,            , am the spouse of a Grantee in the Consolidated Freightways
Corporation 1996 Stock Option and Incentive Plan ("the Plan").
I acknowledge that my spouse has named someone other than me as a primary beneficiary in connection with that Plan, and I hereby approve of that designation. I agree that the designation shall be binding upon me with the same effect as if I had personally executed said designation.





        Date                            (Signature of Spouse)




                                        (Type or Print Name)


        Sworn to me this ____day of _______, 19__



        (Notary Seal)

                                (Signature of Notary Public)




                                (Name of Notary Public)

        My Commission expires




        (Type or Print Name)






               Consolidated Freightways Corporation

                Restricted Stock Purchase Agreement
                      (Canadian Employees)


          This Agreement, dated as of December 2, 1996, is between Consolidated Freightways Corporation ("CFC") and
(the "Grantee").

     CFC and the Grantee agree as follows:

     I.   Right to Purchase  Stock.

          A) Pursuant to the terms of the Consolidated Freightways Corporation 1996 Stock Option and Incentive Plan ("the Plan"), the Company hereby grants to the Grantee the right
to purchase                    shares of CFC's Common Stock (the
"Common Stock") for $0.10 U.S. per share, subject to the terms, conditions and restrictions of this Agreement and the Plan.

          B) In the event the Grantee shall purchase the Common Stock, the Grantee shall be entitled to receive any shares of Common Stock or other securities or property issued as a stock dividend on, or as a result of any stock split, combination, exchange of shares, reorganization, merger, consolidation or otherwise with respect to the Common Stock which the Grantee may purchase under this Agreement. Such Common Stock and securities or property are referred to as "Restricted Stock".


     II.   Option Period and Restrictions

                         "Closing Price" for any
               day means (i) if the Common Stock
               is listed or admitted for trading
               on any national securities
               exchange, the last sale price, or
               the closing bid price if no sale
               occurred, of such class of stock on
               the principal securities exchange
               of which such class of stock is
               listed, or (ii) if not so listed or
               traded, the last reported sales
               price of Common Stock on the
               National Market System of the National Association of Securities Dealers, Inc., Automated
               Quotations System, or any similar
               system of automated dissemination
               of quotations of securities prices
               then in common use, or (iii) if
               not, quoted the mean between the
               high bid and low asked quotations
               for Common Stock as reported by the
               National Quotation Bureau
               Incorporated if at least two
               securities dealers have inserted
               both bid and asked quotations for
               such class of stock on at least 5
               of the 10 preceding days.  If the
               Common Stock is quoted on a
               national securities or central
               market system in lieu of a market
               or quotation system described
               above, the closing price shall be
               determined in the manner set forth
               in clause (i) in the preceding
               sentence if bid and asked
               quotations are reported but actual
               transactions are not.  If none of
               the conditions set forth above is
               met, the closing price of Common
               Stock on any day or the average of
               such closing prices for any period
               shall be the fair market value of
               such class of stock as determined
               by a member firm of the New York
               Stock Exchange, Inc. selected by
               CFC.

                              "Base Price" means
               $7.475, the average closing price
               of the CFC Common Stock on the 1st
               through and including the 5th
               trading day following the date of
               this Agreement.

          A) The Grantee, at the Grantee's option, may exercise the Grantee's right to purchase the Restricted Stock at any time beginning on the occurrence of the events described in Subsection B below and ending at the time(s) set forth in Section III (the "Option Period").

          B) The Restricted Stock may only be purchased by the Grantee upon the occurrence of the following events:

                         1)  As to one-third of
               the Restricted Stock, (a) the
               Grantee shall continue to be
               actively employed full-time by CFC
               or a subsidiary for a period of one
               year from the date of this
               Agreement, and (b) the average
               Closing Price of CFC Common Stock
               for a period of ten consecutive
               trading days commencing after the
               first anniversary date of this
               Agreement shall equal or exceed
               120% of the Base Price of CFC
               Common Stock.

                         2) As to an additional
               one-third of the Restricted Stock,
               (a) the Grantee shall continue to
               be actively employed full-time by
               CFC or a subsidiary for a period of
               two consecutive years from the date
               of this Agreement, and (b) the
               average Closing Price of CFC Common
               Stock for a period of ten (10)
               consecutive trading days commencing
               after the second anniversary date
               of this Agreement shall equal or
               exceed 140% of the Base Price of
               CFC Common Stock.

                         3) As to the last one-
               third of the Restricted Stock, (a)
               the Grantee shall continue to be
               actively employed full-time by CFC
               or a subsidiary for a period of
               three consecutive years from the
               date of this Agreement, and (b) the
               average Closing Price of CFC Common
               Stock for a period of ten (10)
               consecutive trading days commencing
               after the third anniversary date of
               this Agreement, shall equal or
               exceed 160% of the Base Price of
               CFC Common Stock.

          The Grantee shall have the option to purchase all or part of the Restricted Stock as it becomes available under the terms of this Agreement prior to the expiration of the Option
Period (as determined in Section III).

          C)   The restriction imposed by clauses B(1), (2) and
(3) of this Section requiring the Grantee to be employed by CFC or a subsidiary shall not apply where such employment is terminated by CFC for other than "Cause", or by reason of death or by Disability that extends more than three consecutive months. Thereafter, the restrictions related to the price of CFC Common Stock shall lapse upon attainment of the required appreciation increase over the Base Price without regard to anniversary dates; provided, however, for employment of less than one year, Grantee shall be limited to one-third of the Restricted Stock, and for service of one year or more, but less than two years, Grantee shall be limited to two-thirds of the Restricted Stock, even if the required increase(s) over the Base Price is achieved for the next one-third or two-thirds of the grant. Any other option to purchase Restricted Stock shall immediately be terminated.

The Compensation Committee of the CFC Board of Directors shall determine in its sole discretion prior to or within ninety (90) days of termination of the Grantee whether such termination by the Company is for Cause. Cause shall mean (i) the failure, neglect or refusal by Grantee to perform Grantee's duties, functions or responsibilities as an employee of the Company, (ii) Grantee's commission of such acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude or (iii) any other comparable reason which the Committee, in the exercise of reasonable business judgment, considers to constitute Cause. "Disability" shall mean disability as defined under CFC's long-term disability plan then in effect, or if there is no plan in effect, as determined by the Committee in its sole discretion. Any decision by the Committee under this Agreement shall be final and binding on the parties to this Agreement. Such Committee's decision shall not be bound by the prior decisions of the Committee.

          D) All restrictions relating to the purchase of Restricted Stock by the Grantee shall lapse upon a Change of Control as defined in the Plan unless otherwise determined by the Committee prior to the occurrence thereof.

          E) The rights granted by this Agreement are personal to the Grantee and are not transferable except by will or the laws of descent or pursuant to an order of a court of competent jurisdiction under the laws governing the division of marital property. The rights conferred on the Grantee pursuant to the terms of this Agreement shall be exercisable during the lifetime of the Grantee by the Grantee, his legal guardian or representative. Any attempt to dispose of Grantee's right to purchase Restricted Stock either before or after the restrictions contained in Section II(B), paragraphs 1), 2), and 3) lapse shall be ineffective, and any disposition of such right to purchase Restricted Stock purported to be effected thereby shall be void.

          F) When the Restricted Stock is purchased by the Grantee under the terms of this Agreement, CFC shall promptly issue the Grantee the certificate for Restricted Stock so purchased no later than thirty (30) days following receipt of payment therefor by the Grantee.


     III. Expiration of Option Period

          The Option Period shall expire upon the occurrence of the earliest of the following circumstances:

                         1) termination of
               employment by CFC or a subsidiary
               for Cause;

                         2) voluntary termination
               of employment with CFC or a
               subsidiary by  Grantee;

               3) five years from the date of this Agreement;

                         4) one year from
               termination of employment by CFC or
               a subsidiary other than for Cause;

                         5) one year from the date
               of death or Disability; or

                         6) ninety (90) days from
               the date that notice in writing is
               given to the Grantee by CFC that
               the conditions in any of the
               paragraphs 1), 2) or 3) of Section
               II (B) have been satisfied.

In any such case, all rights of the Grantee to purchase
Restricted Stock shall thereupon terminate, with no compensation or consideration to the Grantee.


     V.   Miscellaneous

          A) This Agreement may not be modified or amended, and any provision hereof may not be waived, except pursuant to a written agreement signed by CFC and the Grantee. Any such modification, amendment, or waiver signed by, or binding upon, the Grantee shall be valid and binding upon any and all persons or entities who may, at any time, have or claim any rights under or pursuant to this Agreement in respect of the Restricted Stock. No waiver of any breach or default hereunder shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

          B) Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of CFC, its successors, assigns, and the Grantee and the Grantee's heirs, personal representatives, successors and assigns; provided, however, that nothing contained herein shall be construed as granting the Grantee the right to receive from the Trust, or cause the Trustee to make a distribution for the benefit of the Grantee of any Restricted Stock prior to the sale of Restricted Stock hereunder to the Grantee.

          C) If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

          D) This Agreement may be executed in counterparts, all of which taken together shall be deemed one original.

          E) This Agreement shall be deemed to be a contract under the laws of the State of California and for all purposes shall be construed and enforced in accordance with the internal laws of said state without regard to the principles of conflicts of law thereof.

          F) Any notice given under the provisions of this Agreement may be given by personal delivery, mailing or by telefacsimile or other form of telecommunication. Any notice, if delivered, shall be deemed to be given and received on the day it was delivered. If mailed, notice shall be deemed to have been given and received on the third day following the day it was mailed. If sent by telefacsimile or other form of telecommunication, notice shall be deemed to have been given and received on the day following the day it was sent.

          G) Unless otherwise defined herein, all capitalized terms as used throughout this Agreement have the same meaning as such capitalized terms when used in the Plan.

          H) Grantee shall pay to CFC any applicable taxes on Grantee for which CFC or subsidiary is required to pay to taxing authorities. CFC or a subsidiary may withhold such amounts, if necessary, from any fees, salary, bonus, or other amounts payable by CFC to Grantee.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year above first written.


                              CONSOLIDATED FREIGHTWAYS
                              CORPORATION



                              By:
                                      Name: Stephen D. Richards
                                      Title: Senior Vice President and
                                             General Counsel

                              GRANTEE



                              By:
                                      Name:
                                      Title: